CONSULTANT AGREEMENT


     THIS CONSULTANT AGREEMENT (the "Agreement"), dated the 20th day of January, 1997 is by and between YATER MEDICAL GROUP, P.C., a District of Columbia professional corporation ("Yater"), and MICHAEL MACEDO (hereinafter referred to as "Consultant").

                              W I T N E S S E T H:

     WHEREAS,  Yater is engaged in the business of providing  medical  services;
and

     WHEREAS, Yater desires to engage the services of Consultant for the purpose of assisting it in business development; and

     WHEREAS, Consultant agrees to provide such services to Yater upon the terms and conditions herein set forth.

     NOW, THEREFORE, WITNESSETH, for and in consideration of the sum of Ten Dollars ($10.00), and for other good and valuable consideration including but not limited to the mutual promises, covenants, and agreements of the parties hereinbelow set forth, Yater and Consultant agree as follows:

     1. ENGAGEMENT. Yater hereby engages Consultant to do and perform the work covered by this Agreement and Consultant hereby accepts the engagement from Yater.

     2. COMPENSATION OF CONSULTANT. Yater shall be obligated to pay Consultant for the work performed under this Agreement a consultant fee of Twelve Thousand Five Hundred Dollars ($12,500.00) upon execution of this Agreement plus One Hundred Thousand Dollars ($100,000.00) per year thereafter, during the term of the Agreement. Such consultant fee shall be payable as follows:

          a. Twelve Thousand Five Hundred Dollars ($12,500.00) shall be paid to Consultant simultaneously upon execution of this Agreement.

          b. During the term of this Agreement, Yater shall pay to Consultant monthly installments of Twelve Thousand Five Hundred

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     Dollars  ($12,500.00)  on the last day of each  calendar  month  commencing
     January 31, 1997. Such payments shall be deemed timely paid if made by the fifth (5th) day of the next succeeding month.

     3.  CONSULTANT'S   RESPONSIBILITIES.   Consultant  agrees  to  develop  and
implement a business development plan for Yater. Yater agrees to cooperate with Consultant in connection with the development and implementation of such plan.

     4. TERM. The term of this Agreement shall be for five (5) years commencing on the date of execution of this Agreement.

     5. RELATIONSHIP OF PARTIES. The parties to this contract intend that the relation between them created by this Agreement is that of owner-independent contractor. Consultant shall not be or be deemed to be the employee, agent or servant of Yater. Yater is interested only in the results obtained under this Agreement; the manner and means of conducting the work are under the general control of Consultant. None of the benefits provided by Yater to its employees, including but not limited to compensation insurance and unemployment insurance are available from Yater to Consultant. Consultant will be solely and entirely responsible for his acts during the performance of this Agreement. Consultant shall have sole control of the manner and means of performing his responsibilities under this Agreement, and he shall complete same according to his own means and methods of work.

     6. TIME DEVOTED TO CONSULTANT'S DUTIES. In the performance of the services contemplated hereby, Consultant shall devote such hours and time as is necessary to adequately perform and fulfill the spirit and purpose of this Agreement.

     7. MISCELLANEOUS.

          a. All covenants, stipulations, promises, agreements and provisions in this Agreement shall apply to, bind and be obligatory upon the parties hereto, their heirs, executors, administrators, personal representatives, successors and assigns, or any of them, whether so expressed or not.

          b. This Agreement shall be construed in accordance with the laws of the State of Maryland, entirely independent of the forum where it may come up for construction or enforcement.


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          c. No  modification  or waiver  of any of the terms of this  Agreement shall be valid unless expressed in writing and executed with the same formality as this Agreement. The failure of either party to insist on strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent breach or default of the same or a similar nature.

          d. In the event that any provision of this Agreement should be held to be invalid or unenforceable, the invalid provision shall be construed in all respects as though it were omitted, and the same shall not in any way affect any other provisions herein, all of which shall continue in full force and effect.

          e. This Agreement constitutes the entire understanding of the parties.
     There  are  no   representations,   warranties,   promises,   covenants  or
     undertakings other than those expressly set forth herein.

     IN WITNESS WHEREOF, the parties have set their hands and seals.

WITNESS:                                     YATER:
                                             YATER MEDICAL GROUP, P.C.

_________________________                    By:__________________________(SEAL)
                                             Name:________________________
                                             Title:_______________________


WITNESS:                                     CONSULTANT:

_________________________                    _____________________________(SEAL)
                                             Michael Macedo

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                     SECOND AMENDMENT TO CONSULTING CONTRACT

     THIS SECOND AMENDMENT TO CONSULTING CONTRACT (this "Amendment") dated this ___ day of __________, 1998 is by and between YATER MEDICAL GROUP, P.C. ("Yater") and MICHAEL MACEDO ("Consultant")

                             Introductory Statement

     The parties hereto entered into that certain Consultant Agreement dated January__, 1997 ("Consultant Agreement") and that certain Amendment to Consultant Agreement Dated July 8, 1998 (the "Amendment") (the Consultant Agreement as amended by the Amendment are hereinafter collectively referred to as the "Original Agreement"), pursuant to which Consultant agreed to render certain services to Yater. The parties wish to amend the Original Agreement to provide for fringe benefits for Consultant.

     NOW, THEREFORE, WITNESSETH, for and in consideration of the the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. The following paragraph 2.d. is hereby added to the Original Agreement:

          d. Consultant will be entitled to all of the ancillary benefits available to full-time employees of Yater. In addition, Consultant shall be entitled to designate additional fringe benefits so long as the aggregate value of all fringe benefits to which Consultant is entitled does not exceed the sum of Sixty thousand Dollars ($60,000.00).

     2. Full Force and Effect. Except as provided herein, the Original Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.




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WITNESS:                                  YATER:
                                          YATER MEDICAL GROUP, P.C.

                                          By:/s/ P. Steven Macedo, MD    (SEAL)
-------------------------                    ----------------------------
                                          Name: P. Steven Macedo, MD
                                               --------------------------
                                          Title: President
                                                -------------------------
WITNESS:                                  CONSULTANT:


                                             /s/ Michael Macedo        (SEAL)
-------------------------                    -------------------------
                                             Michael Macedo


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